EXHIBIT 99.1

China Health Resource, Inc. Defers Implementation of Reverse Stock Split in Light of Continuing Market Volatility

Suining City, Sichuan Province, P.R. China, April 9, /PR Newswire/FirstCall/ — China Health Resource, Inc. (OTC Bulletin Board: CHRI), a Delaware corporation, announced today that its Board of Directors (the “Board”) has decided to defer immediate implementation of a reverse stock split of the Company’s Class A common stock at this time in light of the continuing volatility in the global capital markets. The Board considers that the current market instability would undermine the purpose and intent of the action. The Company and the Board will continue to monitor and analyze market conditions, as well as other strategic opportunities that may become available to the Company in order to achieve its financial objectives and to increase shareholder value. The Board has reserved the discretion to implement the reverse stock split at a future date or not at all.

On February 17, 2009, in accordance with Delaware corporate law, the holders of a majority of the outstanding shares of our common stock executed a written consent approving a number of proposals, including the reverse stock split, which consent became effective on April 4, 2009. An Information Statement, dated March 12, 2009 was filed with the SEC and provided to shareholders describing the various proposals subject to the stockholder consent. These proposals included (i) election of members of the Board of Directors; (ii) ratification of the Company’s auditors for fiscal year 2009; (iii) certain amendments to the Company’s Certification of Incorporation to, among other things, reduce the par value of the Class A common stock, eliminate the Class B common stock, and provide for blank check preferred stock; and (iv) adoption of a stock option incentive plan for directors, officers, employees and consultants of the Company. The amendments to the Company’s Certification of Incorporation will become effective upon the applicable filing with the Secretary of the State of Delaware. A copy of the definitive Information Statement may be obtained from the SEC’s website at www.sec.gov or the Company’s website at www.chriglobal.com.

About China Health Resource

China Health Resource engages in the development and commercialization of the Dahurian Angelica Root (“DAR”), a popular traditional Chinese medicine, in the People’s Republic of China. DAR is a popular herb employed extensively as an ingredient in food, medicine, and cosmetics and is used for the treatment of pain, swelling, and pustule. In addition, the Company sells DAR-related products, which include the Bai Ling Capsule, Yi Shen Capsule, DAR slices, and DAR scent bag through regional distributors throughout the People’s Republic of China. For more information, visit http://www.chriglobal.com/.

Safe Harbor and Forward-Looking Statements

Certain statements found in this document, including statements of our expectations, intentions, plans and beliefs, constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to certain events, risks and uncertainties that may be outside our control. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “will”, and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. These forward-looking statements include statements of management’s plans and objectives for our future operations. Actual results and developments could differ materially from those expressed in or implied by such statements due to a number of factors, including, without limitation, those described in the context of such forward-looking statement, our expansion and acquisition strategy, our ability to achieve operating efficiencies, our dependence on network infrastructure, capacity, telecommunications carriers and other suppliers, industry pricing and technology trends, evolving industry standards, domestic and international regulatory matters, general economic and business conditions, the strength and financial resources of our competitors, our ability to find and retain skilled personnel, the political and economic climate in which we conduct operations and the risk factors described from time to time in our other documents and reports filed with the SEC. Additional factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: (1) our ability to successfully develop, manufacture and deliver DAR and related products on a timely basis and in the prescribed condition; (2) our ability to compete effectively with other companies in the same industry; (3) our ability to raise sufficient capital in order to effectuate our business plan; and (4) our ability to retain our key executives. These and other risks and uncertainties related to our business are described in greater detail in our filings with the Commission, including our reports on Forms 10-K, 10-KSB, and 10-Q and the foregoing information should be read in conjunction with these filings. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: Yaqi Feng of China Health Resource, Inc., +1-212-671-1134, yqfeng@chriglobal.com